Exhibit 10.1

AMENDMENT NO. 1 TO LETTER AGREEMENT

Dated: December 31, 2025

This Amendment No. 1 (this “Amendment”) to the Letter Agreement is entered into by and between the parties to that certain Letter Agreement dated September 16, 2025 (the “Letter Agreement”).

1.	Extension of Designated Period: Notwithstanding anything to the contrary contained in the Letter Agreement, the parties hereby agree that the “Designated Period” is extended and shall expire on January 9, 2026.

2.	No Other Amendments: Except as expressly set forth in this Amendment, all terms and provisions of the Letter Agreement shall remain unchanged and in full force and effect.

3.	Effect of Amendment: This Amendment shall be deemed to form a part of, and be read together with, the Letter Agreement, and any reference to the Letter Agreement therein shall mean the Letter Agreement as amended by this Amendment.

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 as of the date first written above.

AERIES TECHNOLOGY, INC.

By:	/s/ Bhisham Khare
Name:	Bhisham Khare
Title:	Director and CEO

SANDIA INVESTMENT MANAGEMENT LP

By:	/s/ Tom Cagna
Name:	Tom Cagna
Title:	COO, CFO & CCO